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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 7, 2004

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     1-9210              95-4035997
  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)

              10889 WILSHIRE BOULEVARD
              LOS ANGELES, CALIFORNIA                             90024
      (Address of principal executive offices)                 (ZIP code)

               Registrant's telephone number, including area code:
                                 (310) 208-8800

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement
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         On December 7, 2004, Occidental Petroleum Corporation amended its Supplemental Retirement Plan (the "Plan") to cease certain accruals under the Plan effective December 31, 2004. The amendment is filed as Exhibit 10.1 to this Form 8-K.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:  December 8, 2004       S. P. Dominick, Jr.
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                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)

                                  EXHIBIT INDEX


     10.1 Amendment Number 2 to the Occidental Petroleum Corporation Supplemental Retirement Plan (As Amended and Restated Effective January 1, 1999 Reflecting Amendments Effective through March 1,
               2001)